UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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(Name of Registrant as Specified In Its Charter)

ATP Oil & Gas Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting

Of Stockholders and

Proxy Statement

June 1, 2004

At the offices of

ATP Oil & Gas Corporation

4600 Post Oak Place, Suite 203

Houston, Texas 77027

ATP Oil & Gas Corporation

4600 Post Oak Place, Suite 200

Houston, Texas 77027

Notice of Annual Meeting of Shareholders

To Be Held June 1, 2004

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of ATP Oil & Gas Corporation, a Texas corporation (“ATP”), which will be held on June 1, 2004 at 10:30 a.m., local time, at the offices of ATP, 4600 Post Oak Place, Suite 203, Houston, Texas 77027. The Annual Meeting will be held for the following purposes:

1.	To elect two directors to serve until the 2007 Annual Meeting of Shareholders.

2.	To ratify the appointment of Deloitte & Touche LLP as independent auditors of ATP for the fiscal year ending December 31, 2004.

3.	To transact any other business as may properly come before such meeting or any adjournment(s) or postponement(s) thereof.

The close of business on April 12, 2004 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. If you were a shareholder at the close of business on April 12, 2004, you are entitled to vote at the meeting.

Whether or not you plan to attend the Annual Meeting, we ask that you sign and return the enclosed proxy as promptly as possible to ensure that your shares will be represented. A self-addressed envelope has been enclosed for your convenience. If you attend the meeting, you may withdraw any previously given proxy and vote your shares in person.

By Order of the Board of Directors,

ISABEL M. PLUME

Corporate Secretary

April 29, 2004

ATP Oil & Gas Corporation

4600 Post Oak Place, Suite 200

Houston, Texas 77027

(713) 622-3311

Proxy Statement

For

Annual Meeting of Shareholders

To Be Held June 1, 2004

Solicitation and Revocability of Proxies

The enclosed proxy is solicited by and on behalf of the Board of Directors (the “Board”) of ATP Oil & Gas Corporation, a Texas corporation (“ATP”), for use at the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 1, 2004 at 10:30 a.m., local time, at the offices of ATP, 4600 Post Oak Place, Suite 203, Houston, Texas 77027, or at any adjournment(s) or postponement(s) thereof. The solicitation of proxies by the Board will be conducted primarily by mail. American Stock Transfer & Trust Company has been retained to assist ATP in the solicitation of proxies in connection with the Annual Meeting as part of its services as ATP’s transfer agent, for which we pay $600 per month, plus out-of-pocket expenses for the proxy mailing, which we expect will be approximately $9,500. In addition, officers, directors and employees of ATP may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. ATP will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock (the “Common Stock”) of ATP. The costs of the solicitation will be borne by ATP. This proxy statement and the enclosed proxy card were first mailed to shareholders of ATP on April 29, 2004.

If your shares are registered directly in your name with American Stock Transfer & Trust Company, our transfer agent, you are considered a shareholder of record. As a shareholder of record at the close of business on April 12, 2004 (the record date), you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board. If your shares are held in a stock brokerage account or other nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name.” If you hold your shares in “street name,” you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the Nasdaq Stock Market, Inc. (“NASDAQ”).

The enclosed proxy card, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy, (b) by written notice to the Secretary of ATP, or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

At the close of business on April 12, 2004, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 24,523,356 shares of Common Stock, each share of which is entitled to one vote. Common Stock is the only class of outstanding securities of ATP entitled to notice of and to vote at the Annual Meeting.

ATP’s annual report to shareholders for the year ended December 31, 2003, including financial statements, is being mailed with this proxy statement to all shareholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of this proxy soliciting material.

Item 1 on Proxy Card: Election of Two Directors

Two directors are to be elected at the Annual Meeting. ATP’s Bylaws provide for a classified Board, divided into Classes I, II and III. The terms of office are staggered three-year terms, which are currently scheduled to expire on the dates of ATP’s Annual Meetings of Shareholders in 2004 (Class I), in 2005 (Class II) and in 2006 (Class III). Two nominees are to be elected to Class I for a three-year term expiring at ATP’s Annual Meeting of Shareholders in 2007. The Board’s nominees for the two Class I Directors to be elected at the 2004 Annual Meeting are the incumbent directors Mr. T. Paul Bulmahn and Mr. Gerard J. Swonke.

A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. Accordingly, abstentions and broker non-votes would have no effect on the election of directors assuming a quorum is present or represented by proxy at the Annual Meeting. Shareholders may not cumulate their votes in the election of directors.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy card will be voted FOR the election of the nominees listed below. Although the Board does not contemplate that any of the nominees will be unwilling or unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board.

The Board recommends voting “For” the election of each of the director nominees.

The following table sets forth information regarding the names, ages and principal occupations of the nominees and other directors, directorships in other companies held by them and the length of continuous service as a director of ATP:

Nominees for Election at the Annual Meeting

Class I Director Nominees	Principal Occupation and Directorships	Director Since	Age
T. Paul Bulmahn	President and Chairman of ATP.	1991	60

Gerard J. Swonke	Director of ATP; Of Counsel to the law firm of McConn & Williams, L.L.P.	1996	59

	Continuing Directors
Class III Directors	Principal Occupation and Directorships	Director Since	Age
Arthur H. Dilly	Director of ATP since 2001; Executive Secretary Emeritus, Board of Regents of the University of Texas System; Chairman and Chief Executive Officer, Austin Geriatrics Center	2001	74

Robert C. Thomas	Director of ATP since 2001; Former Chairman and CEO of Tenneco Gas; Chairman of the Board, The Sarkeys Energy Center of the University of Oklahoma until January 2004; Director, PetroCorp Incorporated until January 30, 2004; Former Advisory Director, Pride International, Inc.	2001	75
Class II Directors	Principal Occupation and Directorships	Director Since	Age
Chris A. Brisack	Director of ATP since 2002 and between the years 1991 and 1995; Director of ATP Energy, Inc. since 1995; Partner in Norquest & Brisack, LLP; Of Counsel to the law firm of Rodriguez, Colvin, Chaney & Saenz, LLP; Vice-Chair of Texas State Library & Archives Commission	2002	45

Walter Wendlandt	Director of ATP since 2001; Former Director, Railroad Commission of Texas (18 years); Sole practitioner, Attorney at Law.	2001	74

Each of the nominees and directors named above has been engaged in the principal occupation set forth opposite his name for the past five years, except as set forth in the following biographies:

T. Paul Bulmahn (BA, JD, MBA) has served as ATP’s Chairman and President since he founded ATP in 1991. He presently serves on the Business Advisory Board of Texas State University, his alma mater, which named him Distinguished Alumnus in 2000. In 1991, he was elected Chairman, Houston Bar Association Oil, Gas and Mineral Law Section, and in 1992 he was elected to serve for a three-year term on the Oil & Gas Council of the State Bar of Texas. From 1988 to 1991, Mr. Bulmahn served as President and Director of Harbert Oil & Gas Corporation. From 1984 to 1988, Mr. Bulmahn served as Vice President, General Counsel of Plumb Oil Company. From 1978 to 1984, Mr. Bulmahn served as counsel for Tenneco’s interstate gas pipelines and as regulatory counsel in Washington, D.C. From 1973 to 1978, Mr. Bulmahn served the Railroad Commission of Texas, the Public Utility Commission and the Interstate Commerce Commission as an administrative law judge. He has chaired various oil and gas industry seminars, including “Marginal Offshore Field Development” in 1996 and the “Upstream Oil and Gas E-Business Conference” in 2000, and has been a faculty lecturer in natural gas regulations. In June 2000, Mr. Bulmahn was selected Entrepreneur of The Year 2000 in Energy & Energy Services by Ernst & Young LLP.

Gerard J. Swonke (BA—Economics, JD) has served as a Director since 1996. In November of 2001, he joined the law firm of McConn & Williams, L.L.P. as Of Counsel. Between 1985 and 2001, he was Of Counsel to the law firm of Greenberg, Peden, Siegmeyer & Oshman, P.C. With both firms, he engaged in representing domestic and international oil and gas clients in contract drafting and negotiations, including in Indonesia, Africa and the North Sea. From 1975 to 1985, he was Counsel for Aminoil, Inc. with responsibility for onshore and offshore matters. From 1967 to 1974, when he received his law degree, he was Controller for Automated Systems Corporation with responsibility for corporate accounting and preparation of financial statements and corporate tax returns.

Arthur H. Dilly (BA with honors, MA) has served as a Director since January 2001. From 1981 to 1998, Mr. Dilly served as Executive Secretary of the Board of Regents of the University of Texas System. He currently serves as Chairman and Chief Executive Officer of Austin Geriatrics Center, Inc., a nonprofit corporation providing housing and support services for the low-income elderly, a post he has held since 1990. He has served as Vice Chairman of the Board of Directors of the Shivers Cancer Foundation, a nonprofit organization providing patient support services and education, since 1998. From 1978 to 1981, he was Executive Director for Development, The University of Texas System.

Robert C. Thomas (BS—Geological Engineering) has served as a Director since January 2001. From 1994 until January 1, 2004, Mr. Thomas served as Chairman of the Board of The Sarkeys Energy Center of the University of Oklahoma. Since 1994, Mr. Thomas has served as a Senior Associate with Cambridge Energy Research Associates, an international energy consulting firm. Additionally, between 1998 and 2001, he served as Vice Chairman of the Gas Research Institute Advisory Council (now Gas Technology Institute). In 1994, Mr. Thomas stepped down as Chairman and Chief Executive Officer of Tenneco Gas when he reached mandatory retirement age after thirty-eight years with Tenneco beginning in 1956. He was elected President of Tenneco Gas in 1983 and Chairman and Chief Executive Officer in 1990. He was with Tenneco’s domestic exploration and production operations until 1970, when he was elected Vice President of Tenneco Oil Company’s Canadian subsidiary with responsibility for all engineering, drilling, processing plant and production operations. Mr. Thomas was a member of the Board of Directors of PetroCorp Incorporated from 1997 to January 30, 2004 and an Advisory Director of Pride International, Inc. from 2001 to 2003. In 2001, he was immediate past Chairman of the Board of Directors of the YMCA of the Greater Houston Area and President of the Board of Directors of Houston Hospice. Additionally, he has served on the Board of Governors of The Houston Forum and for over 10 years on each of the following Boards of Directors: The Interstate Natural Gas Association of America, the American Gas Association, Gas Research Institute, and the Institute of Gas Technology. From 1989 to 1994, he was a member of the National Petroleum Council and served as a Vice President of the International Association of LNG Importers headquartered in Paris.

Chris A. Brisack (BS cum laude, JD) served as a Director of ATP Oil & Gas Corporation from 1991 until 1995 and was re-elected to the Board of Directors in 2002. Additionally, he has served as a Director of ATP Energy, Inc. since its creation in May, 1995. Mr. Brisack is a partner in the law firm of Norquest & Brisack, LLP. He is also Of Counsel to the law firm of Rodriguez, Colvin, Chaney & Saenz, LLP. In 2000, he was appointed by then Governor George W. Bush and currently serves as Vice-Chair of the Texas State Library and Archives Commission. He was Chairman of Special Olympics (Rio Grande Valley) and Leadership Edinburg, and was elected three times as Chairman of the Hidalgo County Republican Party. After finishing law school, he served as law clerk to United States District Court Judge Ricardo Hinojosa in the Southern District of Texas. Former Governor Bush twice named Mr. Brisack to the Honorary Inaugural Committee.

Walter Wendlandt (BS—Mechanical Engineering, JD) has served as a Director since January 2001. He was Director, Railroad Commission of Texas for a total of eighteen years during the period from 1961 to 1985. Mr. Wendlandt has been a sole practitioner of law since 1984. He served as a Trustee of the Augustana Annuity Trust from 1964 to 1992, a Director of the Georgetown Railroad from 1979 to 1982, and Director of Lamar Savings Association in 1989. He additionally has served as President, National Conference of State Transportation Specialists; Chairman, State Bar Committee on Public Utilities Law; and was a member for six years of the Technical Pipeline Safety Standards Committee of the U.S. Department of Transportation.

The Board has determined that, with the exception of Mr. Bulmahn, all of the foregoing directors are independent, as defined by the NASDAQ.

Item 2 on Proxy Card: Ratification of Appointment of Independent Auditors

The Audit Committee of the Board has appointed the firm of Deloitte & Touche LLP as independent auditors of ATP for the fiscal year ending December 31, 2004, and the Board recommends ratification by the shareholders of such appointment. KPMG LLP (“KPMG”) was ATP’s independent auditor for the fiscal year ending December 31, 2003. KPMG has served as ATP’s independent auditor since 1997. Information regarding this change of auditors is set forth below.

Ratification of the appointment of independent auditors requires the affirmative vote of a majority of the votes entitled to be cast by holders of shares of Common Stock who are represented in person or by proxy at the Annual Meeting. Accordingly, an abstention or a broker non-vote would have the same legal effect as a vote against this proposal.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the appointment of Deloitte & Touche LLP as independent auditors.

If the appointment is not ratified, the Audit Committee will consider the appointment of other independent auditors. The Audit Committee may terminate the appointment of Deloitte & Touche LLP as ATP’s independent auditors without the approval of the shareholders of ATP whenever the Audit Committee deems such termination necessary or appropriate. A representative of Deloitte & Touche LLP and a representative of KPMG are expected to attend the Annual Meeting and will each have the opportunity to make a statement, if such representatives desire to do so, and will be available to respond to appropriate questions.

The Board recommends a vote “For” the ratification of the appointment of Deloitte & Touche LLP as our independent auditors.

Fees paid by ATP for audit and other services provided by KPMG for the last two fiscal years were as follows:

Category of Fees	2003	2002
Audit Fees	$896,083	$337,434
Audit Related Fees	$59,500	$26,500
Tax Fees	$72,130	$39,355
TOTALS	$1,027,713	$403,289

Audit Fees.    Audit fees for services provided with respect to the fiscal years ended December 31, 2002 and December 31, 2003 were $337,434 and $896,083, respectively. Audit fees consist of the audit and quarterly reviews of the financial statements.

Audit-Related Fees.    Audit-related fees for services provided for the fiscal years ended December 31, 2002 and December 31, 2003 were $26,500 and $59,500, respectively. Audit-related fees in 2002 included consultations and additional fees related to ATP’s adoption of cash flow hedge accounting within SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. Audit-related fees in 2003 included a review of ATP’s registration statement on Form S-3, which was filed on May 30, 2003, and the issuance of a related comfort letter.

Tax Fees.    Tax fees for services provided for the fiscal years ended December 31, 2002 and December 31, 2003 were $39,355 and $72,130, respectively. Tax fees include professional services provided for tax compliance (including filing state and federal tax returns), tax advice and tax planning. Tax fees do not include fees for services rendered in connection with the audit.

All Other Fees.    No other fees for professional services were paid to KPMG with respect to fiscal years ended December 31, 2002 and December 31, 2003.

The Audit Committee considered the non-audit services provided by KPMG and determined that the services provided are compatible with maintaining KPMG’s independence.

The Audit Committee is responsible for pre-approving all audit services and all permitted non-audit services, including tax services, to be performed by the independent auditors for ATP. All fees were pre-approved by the Audit Committee in 2002 and 2003.

Information Regarding Change of Independent Auditors.    The Audit Committee annually considers and appoints ATP’s independent auditors. On April 16, 2004, the Audit Committee dismissed KPMG as ATP’s independent auditors upon completion of services for the fiscal year ending December 31, 2003. KPMG has served as ATP’s independent auditor since 1997. The Audit Committee voted on April 19, 2004 to engage Deloitte & Touche LLP to serve as ATP’s independent auditors for the fiscal year ending December 31, 2004. The appointment of Deloitte & Touche LLP is being submitted for ratification by ATP’s shareholders at the Annual Meeting.

KPMG’s audit reports on ATP’s consolidated financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s audit reports on the consolidated financial statements of ATP as of and for the years ended December 31, 2003 and 2002, contained a separate paragraph stating that “As discussed in Note 3 to the financial statements, effective January 1, 2003, the Company changed its method of accounting for asset retirement obligations, and effective January 1, 2001, the Company changed its method of accounting for derivative financial instruments.” These changes were made and this explanatory language was included pursuant to the required adoption on January 1, 2003 of Statement of Financial Accounting Standard (“SFAS”) No. 143, “Accounting for Asset Retirement Obligations”, and the required adoption on January 1, 2001 of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended.

During ATP’s two most recent fiscal years and through April 16, 2004, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused it to make reference to the subject matter in connection with its report on ATP’s consolidated financial statements for such years; and ATP did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ATP’s consolidated financial statements.

Security Ownership of Certain Beneficial Owners and Management

The following table presents information regarding beneficial ownership of our Common Stock as of March 23, 2004, by:

•	each known beneficial owner of more than 5% of our Common Stock;

•	each of our directors and nominees for director;

•	the persons named in our 2003 Summary Compensation Table; and

•	all of our current executive officers and directors as a group.

Unless otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. As of March 23, 2004, 24,523,356 shares of Common Stock were issued and outstanding. The address of each person in the table is the address of ATP, unless otherwise indicated. The number of shares beneficially owned by a person includes shares that are subject to stock options that are exercisable within 60 days of March 23, 2004. The shares are also deemed outstanding for the purpose of computing their percentage ownership. These shares are not outstanding for the purpose of computing the percentage of ownership of any other person.

Beneficial Owner	Shares Beneficially Owned	Percentage of Beneficial Ownership
T. Paul Bulmahn	8,775,267	35.78%
Gerald W. Schlief	3,155,433	12.87%
Albert L. Reese, Jr.	489,676	2.00%
Leland Tate (1)	139,286	*
John E. Tschirhart (1)	60,714	*
Arthur H. Dilly (2)	7,500	*
Gerard J. Swonke (2)	5,000	*
Robert C. Thomas (2)	15,000	*
Walter Wendlandt (2)	35,000	*
Chris A. Brisack (2)	5,000	*
All executive officers and Directors as a group, 10 persons (3)	12,687,876	51.27%
Wellington Management Co. LLP (4)	1,855,900	7.57%

*	Indicates less than 1 percent of the outstanding Common Stock
(1)	Includes beneficial ownership of the following numbers of shares that may be acquired within 60 days of March 23, 2004 pursuant to stock options awarded under our stock plans: Leland Tate: 139,286 shares; John E. Tschirhart: 60,714 shares.
(2)	Includes options to purchase 5,000 shares pursuant to vested stock options granted to non-employee directors at the time each became a director.
(3)	Includes 225,000 shares that may be acquired through the exercise of stock options.
(4)

This information is based on the Schedule 13G filed with the SEC by the beneficial owner on February 12, 2004. Wellington Management Company, LLP (“Wellington”) is an investment adviser with respect to the shares of Common Stock owned of record by clients of Wellington. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than 5% of this class. Wellington’s beneficial ownership of Common Stock consists of shared power to vote or direct the vote of 972,800 shares and shared power to dispose or direct the disposition of 1,855,900 shares. The address of the beneficial owner is 75 State St., Boston, MA 02109.

Information about our Board of Directors and Committees

ATP’s Board held seven meetings during 2003. Each director attended at least 75% of the aggregate total meetings of the Board and the committees on which such director served during his tenure of service. ATP encourages its directors to attend each annual shareholders meeting. All of the directors attended the 2003 Annual Meeting of Shareholders.

Audit Committee.    The Audit Committee currently consists of Messrs. Swonke, Thomas and Wendlandt. The primary purposes of the Audit Committee are to:

1.	Oversee the quality, integrity and reliability of the financial reporting process, including review of financial reports and other financial information provided by ATP to the public;

2.	Be directly responsible for the selection, appointment, compensation, retention and oversight of ATP’s independent auditor;

3.	Oversee the performance of ATP’s independent auditor and any internal audit function that may be utilized in the future;

4.	Monitor ATP’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and

5.	Perform such other functions as the Board may assign to the Committee from time to time, or as may be required by applicable laws, rules or regulations.

During 2003, the Audit Committee held seven meetings. The report of the Audit Committee is set forth on page 8 of this proxy statement.

Compensation Committee.    The Compensation Committee consists of Messrs. Brisack, Dilly and Swonke. This committee’s responsibilities include:

•	administering and granting awards under our 2000 Stock Plan;

•	reviewing the compensation of our President and recommendations of the President as to appropriate compensation for our other executive officers and key personnel;

•	examining periodically our general compensation structure; and

•	supervising our pension and compensation plans.

During 2003, the Compensation Committee held two meetings. The report of the Compensation Committee on Executive Compensation is set forth on page 13 of this proxy statement.

Director Nominations Process.    The Board does not have a nominations committee; however, the Board believes the functions of a nominations committee are adequately addressed by the following process for the nomination of director candidates, which has been adopted by the Board. The independent directors identify qualified candidates to serve as nominees for director. When identifying director nominees, the independent directors may consider, among other factors, the person’s reputation, integrity, and independence from ATP; skills and business, government or other professional acumen, bearing in mind the composition of the Board and the current state of ATP and the industry generally; the number of other public companies for which the person serves as director; and the availability of the person’s time and commitment to ATP. In the case of current directors being considered for re-nomination, the independent directors will also take into account the director’s tenure as a member of the Board, the director’s history of attendance at meetings of the Board and committees thereof and the director’s preparation for and participation in such meetings.

Shareholders seeking to nominate director candidates for inclusion in ATP’s proxy materials may do so by writing the Secretary of ATP, giving the recommended candidates’ name, biographical data and qualifications; provided that such recommendations are submitted by shareholders in compliance with ATP’s bylaws and within the time period set forth below under “Shareholder Proposals and Director Nominations.” Subject to consideration of the above criteria, recommendations for director nominees made by a shareholder or group of shareholders owning at least 25% of the then outstanding shares of ATP will be approved by the independent directors for recommendation to the Board.

Following identification of the need to replace a director, add a director or re-elect a director to the Board, and consideration of the above criteria and any shareholder recommendations, the independent directors shall recommend to the Board one or more nominees, as appropriate, for consideration by the full Board. Following such consideration, the Board will submit its recommended nominees to the shareholders for election.

Shareholder Communications

Shareholders can contact any director or committee of the Board by writing to them c/o Corporate Secretary, ATP Oil & Gas Corporation, 4600 Post Oak Place, Suite 200, Houston, Texas 77027.

Report of the Audit Committee

The Audit Committee is governed by a restated charter adopted by the Board on March 28, 2004. A copy of the charter is included as Annex A to this proxy statement. The Audit Committee’s primary duties and responsibilities include:

•	selection, appointment, compensation, retention, and oversight of our independent auditors;

•	pre-approval of all audit and permitted non-audit services by ATP’s independent auditors;

•	reviewing with management and the independent auditors the adequacy of our basic accounting systems and the effectiveness of our internal audit plan and activities;

•	reviewing ATP’s financial statements with management and the independent auditors and exercising general oversight of ATP’s financial reporting process; and

•	reviewing litigation and other legal matters that may affect ATP’s financial condition and monitoring compliance with ATP’s business ethics and other policies.

Management is responsible for ATP’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of ATP’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee held seven meetings during fiscal year 2003, including quarterly meetings in connection with the preparation and filing of each of ATP’s annual and quarterly reports on Forms 10-K and 10-Q for the applicable periods. During these meetings, the Audit Committee reviewed and discussed ATP’s financial statements with management and KPMG, its independent auditor.

The Audit Committee reviewed and discussed the audited financial statements of ATP for the fiscal year ended December 31, 2003 with ATP’s management and management represented to the Audit Committee that ATP’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented (Communication with Audit Committees).

The Audit Committee received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, as modified or supplemented (Independence Discussion with Audit Committees), and the Audit Committee reviewed and discussed with KPMG their independence from ATP.

Based on the Audit Committee’s discussions with management and the independent auditor and the Audit Committee’s review of the representation of management and the report of the independent auditor to the Audit Committee, the Audit Committee recommended to the Board that ATP’s audited financial statements be included in ATP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

The charter of the Audit Committee provides that the Committee is responsible for pre-approving all audit services and all permitted audit-related services, tax services and other non-audit services to be performed by ATP’s independent auditor. Authority has been delegated to the Chair of the Committee to pre-approve all audit or non-audit services to be provided by the independent auditor. The Chair advises the full Committee of such pre-approvals at its scheduled meetings. Each of these services must receive specific pre-approval unless general pre-approval by the Committee has been provided for such category of services in accordance with policies and procedures that comply with applicable laws and regulations.

The Board has affirmatively determined that each of the members of the Audit Committee is independent as defined under the listing standards of NASDAQ. Each of the current members of the Audit Committee is able to read and understand fundamental financial statements. Pursuant to applicable rules of NASDAQ, at least one member has past employment experience in accounting or other comparable experience, creating “financial sophistication”. Further, the Board has determined that Mr. Swonke, who is an independent director, qualifies as the Audit Committee “financial expert” as defined in the rules of the Securities and Exchange Commission.

The Audit Committee has adopted procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing matters and the confidential, anonymous submissions by employees of concerns regarding accounting and auditing matters.

The information contained in this report shall not be deemed to be “soliciting material” to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that ATP specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

The Audit Committee,

Gerard J. Swonke, Chairman

Robert C. Thomas

Walter Wendlandt

Code of Business Conduct and Ethics

ATP has adopted a Code of Business Conduct and Ethics that applies to all of ATP’s officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, and controller. ATP’s Code of Business Conduct and Ethics covers all areas of professional conduct including, but not limited to, conflicts of interest, disclosure obligations, insider trading, confidential information, as well as compliance with all laws, rules and regulations applicable to ATP’s business.

A copy of ATP’s Code of Business Conduct and Ethics is posted on its website at www.atpog.com. In the event of an amendment to, or a waiver from, a provision of ATP’s Code of Business Conduct and Ethics that applies to any of ATP’s executive officers (including the principal executive officer, principal financial officer, principal accounting officer, and controller), or directors, ATP intends to post such information on its website.

Compensation of Directors

We grant to each of our non-employee directors options to purchase 5,000 shares of Common Stock at an exercise price equal to the market value of the stock at the time of the grant for serving as a member of our Board. In addition, each independent director receives $2,000 per board meeting and $500 per committee meeting attended and is reimbursed for expenses incurred. Directors who are our employees do not receive cash compensation for their services as directors or members of committees of the Board.

Executive Compensation

The following table sets forth information regarding the compensation of our President and each of our four other most highly compensated executive officers for the years ended December 31, 2003, 2002 and 2001.

Summary Compensation Table

	Annual Compensation			All Other Compensation (1)
Name and Principal Position	Year	Salary	Bonus
T. Paul Bulmahn Chairman and President	2003 2002 2001	490,000 315,000 190,000	0 350,000 24,373	6,000 5,500 5,100

Gerald W. Schlief Senior Vice President	2003 2002 2001	215,000 188,333 175,000	0 50,000 20,789	6,000 5,500 5,100

Leland E. Tate Sr. Vice President, Operations	2003 2002 2001	215,000 188,333 162,500	0 29,300 4,300	6,000 5,500 4,125

John E. Tschirhart Sr. Vice President, International and General Counsel	2003 2002 2001	175,333 158,333 125,000	0 40,000 11,003	5,260 3,967 2,888

Albert L. Reese, Jr. Senior Vice President	2003 2002 2001	175,188 156,833 150,000	0 15,000 14,185	5,256 5,155 4,926

(1)	Consists of matching contributions to our 401k savings plan.

Stock Options

ATP did not grant any stock options to the named executive officers during the year ended December 31, 2003.

Aggregate Stock Option Exercises and Fiscal Year-End Values

The following table contains information with respect to the value of exercised and unexercised options held by each of the named executive officers:

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Leland E. Tate	0	$0	139,286	50,000	$216,965	$0
John E. Tschirhart	69,286	$372,758	60,714	25,000	$86,785	$0

(1)	Based on the closing price on the NASDAQ National Market for Common Stock on December 31, 2003 ($6.28 per share).

Securities Authorized for Issuance under Equity Compensation Plans

The following table includes information regarding our equity compensation plans as of the year ended December 31, 2003:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,425,244	$8.96	4,605,569
Equity compensation plans not approved by security holders	—		—

	1,425,244	$8.96	4,605,569

2000 Stock Option Plan

ATP’s Board and shareholders adopted the 2000 Stock Option Plan. The purpose of the plan is to provide directors, employees and consultants of ATP and its subsidiaries additional incentive and reward opportunities designed to enhance the profitable growth of our company. The plan provides for the granting of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, options that do not constitute incentive stock options and restricted stock awards. The plan is administered by the Compensation Committee of the Board. In general, the Compensation Committee is authorized to select the recipients of awards and the terms and conditions of those awards.

The number of shares of Common Stock that may be issued under the plan will not exceed 4,000,000 shares, subject to adjustment to reflect stock dividends, stock splits, recapitalizations and similar changes in our capital structure. Shares of Common Stock attributable to awards which have expired, terminated or been canceled or forfeited are available for issuance or use in connection with future awards. The maximum number of shares of Common Stock that may be subject to awards granted under the plan to any one individual during the term of the plan will not exceed 50% of the aggregate number of shares that may be issued under the plan. The price at which a share of Common Stock may be purchased upon exercise of an option granted under the plan will be determined by the Compensation Committee but (a) in the case of an incentive stock option, such purchase price will not be less than the fair market value of a share of Common Stock on the date such option is granted, and (b) in the case of an option that does not constitute an incentive stock option, such purchase price will not be less than 50% of the fair market value of a share of Common Stock on the date such option is granted.

Shares of Common Stock that are the subject of a restricted stock award under the plan will be subject to restrictions on disposition by the holder of such award and an obligation of such holder to forfeit and surrender the shares under certain circumstances. The restrictions will be determined by the Compensation Committee in its sole discretion, and the Compensation Committee may provide that the restrictions will lapse upon (a) the attainment of one or more performance targets established by the Compensation Committee, (b) the award holder’s continued employment with ATP or continued service as a consultant or director for a specified period of time, (c) the occurrence of any event or the satisfaction of any other condition specified by the Compensation Committee in its sole discretion, or (d) a combination of any of the foregoing.

No awards under the plan may be granted after ten years from the date the plan is adopted by the Board. The plan will remain in effect until all awards granted under the plan have been satisfied or expired. The Board in its discretion may terminate the plan at any time with respect to any shares of Common Stock for which awards have not been granted. The plan may be amended, other than to increase the maximum aggregate number of shares that may be issued under the plan or to change the class of individuals eligible to receive awards under the plan, by the Board without the consent of ATP’s shareholders. No change in any award previously granted under the plan may be made which would impair the rights of the holder of such award without the approval of the holder.

1998 Stock Option Plan

In December 1998, the Board and ATP’s shareholders adopted the ATP Oil & Gas Corporation 1998 Stock Option Plan. In conjunction with ATP’s initial public offering, the 1998 Stock Option Plan was amended to provide that the options granted under the plan will remain outstanding until their termination dates; however, no additional options will be granted.

Options granted under the plan expire on February 9, 2006. Each option under the 1998 Stock Option Plan may not be exercised for more than a percentage of the aggregate number of shares offered by such option in accordance with the following vesting schedule:  1/3 on April 9, 2001,  1/3 on February 9, 2002 and  1/3 February 9, 2003.

If there is a merger or consolidation of ATP that results in at least 40% of the outstanding voting stock of ATP (or the successor of ATP) being owned by persons or entities other than the shareholders of ATP prior to the merger or consolidation, all outstanding options will become vested and fully exercisable for the remainder of their terms. If there is a change in control other than as described in the preceding sentence, then the Compensation Committee may effect certain alternatives with respect to the options, including permitting exercise of the options for a limited period of time, requiring surrender of the option in exchange for cash payments, or providing for subsequent exercise for the number and class of shares of stock or other securities or property in accordance with the terms of the transaction.

401(k) Savings Plan

Effective March 1, 1997, we adopted a 401(k) savings plan. This savings and profit sharing plan covers all of ATP’s employees. The plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and Section 401(a) of the Internal Revenue Code.

The assets of the plan are held and the related investments are executed by the plan’s trustee. Participants in the plan have investment alternatives in which to direct their funds and may direct their funds in one or more of these investment alternatives. ATP pays all administrative fees on behalf of the plan. The plan provides for discretionary matching by ATP, which is currently 50% of each participant’s contributions up to 6% of the participant’s compensation. ATP contributed $105,922 for the year ended December 31, 2003; $96,581 for the year ended December 31, 2002; and $70,000 for the year ended December 31, 2001.

ATP All-Employee Bonus Program

The ATP All-Employee Bonus Program is a bonus program designed to benefit all employees based upon ATP’s overall performance. ATP historically made payments to employees through the All-Employee Bonus Program on a semi-annual basis when conditions permitted. The amount available for each employee under this program is based upon a formula that considers length of service and base compensation. Each employee is eligible to participate in the program allocations effective the first day of the month following the employee’s date of employment with ATP. There are certain restrictions related to payment of an employee’s allocation from the program within their first year of employment.

Employee Bonus Policy

The purpose of the Employee Bonus Policy is to compensate employees who demonstrate exemplary performance. It is discretionary in amount, in addition to employee compensation and participation in any other benefits offered to employees, and is open to all employees regardless of tenure, title, or responsibility.

Compensation Committee Interlocks and Insider Participation

None of ATP’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Board or the Compensation

Committee. No person who was an officer or employee of ATP or any of its subsidiaries in 2003, or in prior years, served as a member of ATP’s Compensation Committee in 2003.

Executive Compensation Report of the Compensation Committee

The primary goal of the Compensation Committee (the “Committee”) is to establish a compensation program that serves the long-term interests of ATP and its stockholders. Such a program is intended to attract and retain the highest caliber employee talent available, and the value of such talent is expected to manifest itself in superior company performance within the industry. The levels of compensation of our executive officers are determined in a similar manner to the determination of all of our employees.

ATP’s compensation program at present consists of three main components: (1) base salary; (2) discretionary bonuses based on overall company performance as well as individual performance as medium term incentives; and (3) discretionary grants of stock options as long term incentives and to align the long term interests of ATP’s employees and the stockholders.

Base Salary.    ATP’s objective in determining base salaries is to offer annual compensation that is competitive in the industry. Adjustments to base salaries are made on an as-needed basis depending on the employee’s performance over time, changes in job scope, competition in the market and ATP’s size.

Bonuses.    ATP’s bonus programs are intended to provide additional compensation opportunities depending on individual and company performance. Bonuses under ATP’s discretionary All-Employee Bonus Program are determined periodically based on ATP’s performance. ATP’s Employee Bonus Policy provides individual employees with discretionary bonuses based on individual performance.

Stock Option Grants.    Long-term incentives are available to all employees in the form of stock option grants under one or both of ATP’s incentive stock option programs. The options are granted at the market price on the date of the grant, and have value only if the stock price increases above the exercise price, and vesting and exercise of the options occur. Vesting occurs only if the recipients remain employed until the end of the vesting period, during which time they have an incentive to contribute to ATP’s improvement in performance. Individual option grants are based on individual performance and responsibility levels within ATP.

Under the 1998 Stock Option Plan employees received options with a term of five years. These options vest in the following manner:  1/3 vested sixty days after ATP’s initial public offering, with the remainder vesting  1/3 on the first anniversary and  1/3 on the second anniversary of the initial public offering.

Under the 2000 Stock Option Plan employees receive options with terms of years and vesting schedules determined by the Committee at the time of each grant.

The Committee periodically reviews ATP’s compensation plan to make sure that the overall plan meets the above goals and is of the opinion that at this time such goals are being met. The Committee also believes that the growth of ATP requires continued development of the comprehensive employment philosophy that will assure retention and facilitate attraction of capable executives in the future. To that end, the Committee has identified the need for such a philosophy to address compensation domestically and internationally, as well as the unique features of ATP that have made it successful in the past, and will assure its continued success in the future, at retaining the most qualified personnel.

Chief Executive Officer Compensation

The compensation for our Chief Executive Officer is determined with the same criteria as that used to determine compensation for our other executive officers. Mr. Bulmahn received neither an increase in salary compensation nor a bonus during fiscal year 2003. Although the Committee recommended and the Board approved, Mr. Bulmahn rejected a bonus during 2003. The increase shown in the Summary Compensation Table between 2002 and 2003 is due to an increase in salary received in August, 2002.

The Compensation Committee,

Chris A. Brisack, Chairman

Gerard J. Swonke

Arthur H. Dilly

Compliance with Beneficial Ownership Reporting Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires ATP’s executive officers, directors and persons who beneficially own more than 10% of the Common Stock to file reports of ownership and changes in ownership of the Common Stock with the SEC and to furnish ATP with copies of all Section 16(a) forms they file.

Based on ATP’s review of the Section 16(a) filings that have been received by ATP, ATP has identified one late report for Mr. Walter Wendlandt on Form 4 for one transaction which was filed on June 11, 2003 instead of May 29, 2003.

Shareholder Return Performance Presentation

The information set forth in the graph and table on the following page compares the value of the Common Stock to the Nasdaq Market Index and to the MG Independent Oil & Gas Index prepared by Media General Financial Services. Each of the total cumulative returns presented assumes a $100 investment beginning February 6, 2001, the date ATP commenced trading and ending December 31, 2003.

The performance of the indices is shown on a total return (dividend reinvestment) basis; however, we paid no dividends on our Common Stock during the period shown. The graph lines merely connect the beginning and end of the measuring periods and do not reflect fluctuations between those dates.

Total Return Analysis	2/6/01	12/31/01	12/31/02	12/31/03
ATP Oil & Gas Corporation	$100.00	$21.29	$29.07	$44.86
MG Independent Oil & Gas Index	$100.00	$93.36	$97.76	$152.48
NASDAQ	$100.00	$71.33	$49.76	$74.81

Shareholder Proposals and Director Nominations

Shareholders may propose matters to be presented at future shareholders’ meetings and may also nominate persons for election as Directors. Formal procedures exist for such proposals and nominations.

Any shareholder desiring to present a proposal for inclusion in ATP’s proxy materials for the annual meeting of shareholders to be held in 2005 (the “2005 Annual Meeting”) must present the proposal to the Secretary of ATP not later than December 28, 2004. Only those proposals that comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, will be included in ATP’s proxy materials for the 2005 Annual Meeting.

If a shareholder desires to nominate a director or bring a matter before an annual meeting and the proposal is submitted outside the process of Rule 14a-8, such proposal must be made in compliance with ATP’s bylaws. ATP’s bylaws provide generally that such nomination or proposal must be delivered in writing to the Secretary of ATP at least 90 but no more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders, in order to be considered timely, subject to compliance with any other applicable provisions of ATP’s bylaws. Therefore, shareholders who wish to nominate directors or to bring business before the 2005 Annual Meeting of Shareholders outside of the process of Rule 14a-8 as described above must notify ATP no later than January 27, 2005. The chairman of the meeting may determine that any proposal for which ATP did not receive timely notice shall not be considered at the meeting. If in the discretion of such chairman any such proposal is to be considered at the meeting, the persons designated in ATP’s proxy materials shall be granted discretionary authority with respect to the untimely stockholder proposal.

Other Matters

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

By Order of the Board of Directors,

ISABEL M. PLUME

Corporate Secretary

April 29, 2004

ANNEX A

ATP OIL & GAS CORPORATION

AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

The Board of Directors (the “Board”) of ATP Oil & Gas Corporation (“ATP”) established an Audit Committee (the “Committee”) on January 5, 2001. The Board adopted this Amended and Restated Audit Committee Charter effective March 28, 2004.

Purposes

The primary purposes of the Committee are to:

1.	Oversee the quality, integrity and reliability of the financial reporting process, including review of financial reports and other financial information provided by ATP to the public;

2.	Be directly responsible for the selection, appointment, compensation, retention and oversight of ATP’s independent auditor;

3.	Oversee the performance of ATP’s independent auditor and any internal audit function that may be utilized in the future;

4.	Monitor ATP’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and

5.	Perform such other functions as the Board may assign to the Committee from time to time, or as may be required by applicable laws, rules or regulations.

Composition

The Board shall appoint an Audit Committee comprised of at least three directors, all of whom shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. (the “NASDAQ”), the applicable regulations of the Securities and Exchange Commission (“SEC”), and other applicable laws, rules and regulations. A member may be removed with or without cause at any time by a vote of the majority of the Board.

Authority and Responsibilities

The Committee shall have the authority to take all actions it deems advisable to fulfill its purposes, including the authority to conduct investigations with respect to matters within the Committee’s purposes as stated above. The Committee has the authority to employ, at ATP’s expense, such other accountants, attorneys, consultants or other outside advisors to assist the Committee as it deems advisable. The Committee may require any officer or employee of ATP or any of its subsidiaries, ATP’s outside legal counsel, and ATP’s external auditors to meet with the Committee or any member of the Committee. The Committee will report to the Board on a regular basis.

It is not the Committee’s duty to plan or conduct audits or to determine that ATP’s financial statements and disclosures are complete and accurate and are in accordance with accounting principles generally accepted in the United States and applicable rules and regulations. These are the responsibilities of ATP’s independent auditor and ATP’s management, respectively. ATP’s management is responsible for compliance with laws and regulations and compliance with ATP’s policies and procedures.

In connection with the general purposes, powers and responsibilities set forth above, the Committee shall also:

Independent Auditor.

1.	Be solely responsible for the selection, appointment, compensation, retention and oversight of the work of ATP’s independent auditor. The Committee may submit its selection of the independent auditor to the shareholders for ratification. ATP shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor. The independent auditor shall report directly to the Committee.

2.	Pre-approve all audit services and all permitted audit-related services, tax services and other non-audit services to be performed by ATP’s independent auditor, subject to the de minimus exception for non-audit services pursuant to the Exchange Act of 1934. Authority is hereby delegated to the Chair of the Committee to pre-approve all audit or non-audit services to be provided by the independent auditor. The Chair shall advise the full Committee of such pre-approvals at its scheduled meetings. Each of these services must receive specific pre-approval unless general pre-approval by the Committee has been provided for such category of services in accordance with policies and procedures that comply with applicable laws and regulations.

3.	Review and approve the hiring of employees or former employees of the independent auditor who were engaged on ATP’s account.

4.	Annually review the qualifications, performance and independence of the independent auditor, including a review of the nature of all services provided and the related fees, the firm’s internal quality-control procedures, and the experience and qualifications of the independent auditor team. Evaluate whether it is appropriate to adopt a policy of periodically rotating independent auditors.

5.	Receive periodic reports from the independent auditor regarding its independence consistent with Independence Standards Board Standard 1. The Committee shall discuss such reports with the independent auditor and conduct any appropriate inquiries in response to the independent auditor’s written report as necessary to satisfy itself of the independence and objectivity of the independent auditor.

6.	Periodically discuss separately with management, the independent auditor and any internal auditors the adequacy and integrity of ATP’s accounting policies and procedures and internal accounting controls, the completeness and accuracy of ATP’s financial disclosures and the extent to which major recommendations made by the independent auditor or any internal auditors have been implemented or resolved.

7.	Discuss with the independent auditor any problems or difficulties the auditors may have encountered during the audit, including any restrictions on the scope of activities or access to required information, any management letter provided by the auditor and ATP’s response thereto, or any disagreements with management. The Committee shall resolve any disagreements between management and the independent auditor regarding financial reporting.

8.	Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61, as modified or supplemented (Communications with Audit Committees) relating to the conduct of the audit.

Financial Statements and Disclosure Matters.

1.	Oversee the annual audits of the financial statements by the independent auditor and review with management and the independent auditor:

•	the audited annual financial statements and independent auditor’ report thereon, including disclosures made in management’s discussion and analysis of financial condition and Form 10-K filings prior to the filing of such reports with the SEC,

•	any significant changes required in the independent auditor’ audit plan,

•	the critical accounting policies used in the financial statements, and an analysis of the effect of alternative methods of applying accounting principles generally accepted in the United States on ATP’s financial statements, and

•	potential conflicts of interest, and other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.

Based on the foregoing reviews and discussions, the discussions pursuant to item 7 of this section and item 5 of the Independent Auditor section above, recommend whether the financial statements should be included in the annual report on Form 10-K.

2.	Review with management and the independent auditor the effect of regulatory and accounting initiatives that might affect ATP’s financial statements as well as approve any off-balance sheet structures.

3.	Prior to the filing of its Form 10-Q, review and discuss with management and the independent auditor ATP’s quarterly financial statements, and independent auditor’ review thereof, including disclosures made in management’s discussion and analysis of financial condition.

4.	Review and discuss with management ATP’s earnings to be included in its press releases, including the use of “pro forma” or “adjusted” information that is not consistent with accounting principles generally accepted in the United States, as well as financial information and earnings guidance provided to analysts and ratings agencies.

5.	Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding ATP’s financial statements or accounting policies.

6.	Review with ATP’s management and/or legal counsel any legal and regulatory matters that may have a material impact on the financial statements, ATP’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

7.	Review and approve all related party transactions.

System of Internal Controls.

1.	Review and evaluate the effectiveness of ATP’s process for assessing significant risks or exposures and the steps management has taken to minimize such risks to ATP. Consider and review with management and the independent auditor:

•	the effectiveness of or weaknesses in ATP’s internal controls including the status and adequacy of management information systems and other information and security, the overall control environment and accounting and financial controls;

•	any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Committee regarding (i) significant deficiencies in the design or operation of internal controls which could adversely affect ATP’s ability to record, process, summarize, and report financial data and (ii) any fraud, including that which involves management or other employees who have a significant role in ATP’s internal controls; and

•	any related significant findings and recommendations of the independent auditor, together with management’s response thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

2.	Assess ATP’s internal processes for determining and managing key financial risk exposures.

3.	Ascertain whether ATP has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

4.	Review with management and the independent auditor any significant transactions that are not a normal part of ATP’s operations and changes, if any, in ATP’s accounting principles or their application.

Corporate Compliance Process.

1.	Approve for recommendation to the Board, and regularly review and assess ATP’s policies and procedures regarding compliance with the law and with significant Company policies, including, but not limited to, codes of conduct expressing principles of business ethics, legal compliance, and other matters relating to business conduct, including conflicts of interest, and programs of legal compliance designed to prevent and detect violations of law.

2.	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing matters and the confidential, anonymous submissions by employees of concerns regarding accounting and auditing matters.

3.	Review with ATP’s management and others any legal, tax or regulatory matters that may have a material impact on Company operations and the financial statements, and material reports and inquiries received from regulators.

Other Committee Responsibilities.

The Committee will review and reassess the adequacy of this Charter on an annual basis, and will submit any modifications to the charter to the Board for approval. The Committee Charter will be included in the proxy statement as required under regulations of the SEC.

The Committee will prepare a report to stockholders, to be included in the proxy statement on an annual basis as required by the SEC. This report will specifically address the Committee’s review of the independence of its members, confirmation of the annual review of this Charter, the Committee’s review of ATP’s audited financial statements with management, and the Committee’s discussion with the independent auditor of the matters required to be communicated to audit committees.

The Committee will also review the appointment or replacement of any senior internal auditing personnel.

Procedures

1.	Meetings. The Committee will meet at the call of its Chair, two or more members of the Committee, or the Chairman of the Board. The Committee will meet at least quarterly, or more frequently as circumstances dictate or as required by the Board. At least annually, the Committee should meet with management, the independent auditor and the internal auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. All meetings shall be held pursuant to the Bylaws of ATP with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in ATP’s records. The Committee shall report to the Board regarding committee actions and recommendations at the Board’s next regularly scheduled meeting following the Committee meeting.

2.	Quorum and Approval. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present, and may also act by unanimous written consent in lieu of a meeting.

3.	Rules. The Committee may determine additional rules and procedures, including designation of a Chair pro tempore in the absence of the Chair, at any meeting thereof.

4.	Performance Review. Each year, the Committee shall review and evaluate its own performance and shall submit itself to the review and evaluation of the Board.

5.	Fees. Each member of the Committee shall be paid the fee set by the Board for his or her services as a member of, or Chair of, the Committee.

Chair and Secretary.    The Board shall choose the Chair and Secretary of the Committee (the Secretary need not be a member of the Committee).

ANNUAL MEETING OF SHAREHOLDERS OF

ATP Oil & Gas Corporation

June 1, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1.	To elect two Directors to serve until the 2007 Annual Meeting of Shareholders.		2.	To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	o T. Paul Bulmahn o Gerard J. Swonke	3.	To transact such other business as may properly come before such meeting or any adjournment(s) or postponement(s) thereof.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date	Signature of Shareholder	Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ATP Oil & Gas Corporation

Notice of Annual Meeting of Shareholders

To Be held June 1, 2004

You are cordially invited to attend the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of ATP Oil & Gas Corporation, a Texas corporation (the “Company”), which will be held on June 1, 2004 at 10:30 a.m., local time, at the offices of ATP Oil & Gas Corporation, 4600 Post Oak Place, Suite 203, Houston, Texas 77027.

Whether or not you plan to attend the Annual Meeting, we ask that you sign and return the enclosed proxy as promptly as possible to ensure that your shares will be represented. A self-addressed envelope has been enclosed for your convenience. If you attend the meeting, you may withdraw any previously given proxy and vote your shares in person.

(Continued and to be signed on the reverse side)

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